UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2018

U.S. RARE EARTH MINERALS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-154912	26-2797630
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

C/O BIOXYTRAN, INC.

233 Needham Street,
Suite 300

Newton MA, 02464

(Address of principal executive offices, including zip code)

(617) 494-1199

(Registrant’s telephone number including area code)

23 South Sixth, Panaca, Nevada 89042

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:

As previously disclosed in a filing on Form 8-K with the Securities and Exchange Commission (“SEC”) made by U.S. Rare Earth Minerals, Inc. (the “Company”) on September 21, 2018 consummated a series of transactions including the merger of Bioxytran, Inc., a Delaware corporation, into BiOxy Acquisition Corp., a Wyoming corporation and wholly owned subsidiary of the Company. The purpose of this report is to amend the Current Report on Form 8-K filed on September 24, 2018 by the Company in order to provide the financial information described below.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit. No.	Description

23.1	Consent of Pinnacle Accountancy Group of Utah for incorporation of U.S. Rare Earth Minerals, Inc.’s Financial Statements

23.2	Consent of Pinnacle Accountancy Group of Utah for incorporation of Bioxytran, Inc.’s Financial Statements

99.1	Bioxytran, Inc. Audited Financial Statements for the period October 5, 2017 (date of inception) to December 31, 2017

99.2	Bioxytran, Inc Unaudited Financial Statements for the period ended June 30, 2018 and the period October 5, 2017 (date of inception) to December 31, 2017

99.3	U.S Rare Earth Minerals Audited Financial Statements for the years ended December 31, 2017 and 2016

99.4	U.S Rare Earth Minerals Unaudited Financial Statements for the three and six months ended June 30, 2018 and 2017

99.5	U.S Rare Earth Minerals Proforma Consolidated Unaudited Financial Statements for the three and six months ended June 30, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Rare Earth Minerals Inc.
Date: October 26, 2018
/s/ David Platt
By: David Platt
Title: President and Chief Executive Officer

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